                 PORTFOLIO OF INVESTMENTS (UNAUDITED)

                 NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNO) November 30, 2001


     PRINCIPAL                                                                                 OPTIONAL CALL              MARKET
  AMOUNT (000)  DESCRIPTION                                                                     PROVISIONS*   RATINGS**    VALUE
               EDUCATION AND CIVIC ORGANIZATIONS - 1.7%

               Appalachian State University, North Carolina, Housing and Student Center
               System Revenue Bonds, Series 2001 Refunding:
     $   600      5.125%, 7/15/24 (WI, settling 12/11/01)                                       1/11 at 101     Aaa    $   600,906
         200      5.125%, 7/15/27 (WI, settling 12/11/01)                                       1/11 at 101     Aaa        199,846

               HEALTHCARE - 20.2%

       3,500   The Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care        1/11 at 101      AA      3,288,145
               System Revenue Bonds (DBA Carolinas Healthcare System), Series 2001A,
               5.000%, 1/15/31 (DD, settling 12/14/01)

       2,725   County of New Hanover, North Carolina, Hospital Revenue Bonds (New Hanover      10/03 at 102     AAA      2,540,599
               Regional Medical Center Project), Series 1993,  4.750%, 10/01/23

       3,000   North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds    10/11 at 101     AAA      2,929,710
               (WakeMed Project), Series 2001,  5.000%, 10/01/32

       1,000   North Carolina Medical Care Commission, Health System Revenue Bonds             10/11 at 101      AA        968,460
               (Mission-St. Joseph Health System), Series 2001,  5.250%, 10/01/31

               UTILITIES - 6.3%

       3,000   City of Fayetteville Public Works Commission, North Carolina, Revenue Bonds,     3/07 at 101     AAA      3,003,360
               Series 1997, 5.125%, 3/01/24

               WATER AND SEWER - 13.8%

       1,850   Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage      7/11 at 100     AAA      1,812,131
               System Revenue Bonds, Series 2001, 5.000%, 7/01/31 (WI, settling 12/13/01)

       2,500   Town of Cary, North Carolina, Combined Enterprise System Revenue Bonds,         12/11 at 100      AA      2,459,675
               Series 2001, 5.000%, 12/01/26 (WI, settling 12/12/01)

       2,500   City of Raleigh, North Carolina, Combined Enterprise System Revenue Bonds,       3/09 at 101     AAA      2,367,625
               Series 1999, 4.750%, 3/01/24
     -----------------------------------------------------------------------------------------------------------------------------
     $20,875   Total Investments (cost $20,133,139) - 42.0%                                                             20,170,457
     =======----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 58.0%                                                                    27,865,725
               -------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $48,036,182
               ===================================================================================================================




      * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
     **  Ratings: Using the higher of Standard & Poor's or Moody's rating.
   (DD)  Security purchased on a delayed delivery basis.
   (WI)  Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (UNAUDITED)
November 30, 2001

ASSETS
Investments in municipal securities, at market value              $  20,170,457
Cash                                                                 36,170,946
Receivables:
  Fund Manager                                                            5,980
  Interest                                                              160,184
                                                                  -------------

  Total assets                                                       56,507,567
                                                                  -------------



LIABILITIES
Payable for investments purchased                                     8,356,453
Accrued expenses:
  Organization and Offering costs                                       112,000
  Other                                                                   2,932
                                                                  -------------
  Total liabilities                                                   8,471,385
                                                                  -------------

Net assets                                                        $  48,036,182
                                                                  =============

Shares outstanding                                                    3,357,000
                                                                  =============

Net asset value per share outstanding (net assets
  divided by shares outstanding)                                  $       14.31
                                                                  =============

Net assets consist of:


Common Shares, $.01 par value per share                           $      33,570
Paid-in surplus                                                      47,954,955
Balance of undistributed net investment income                           10,339
Net unrealized appreciation of investments                               37,318
                                                                  -------------
Net assets                                                        $  48,036,182
                                                                  =============
Authorized shares:
  Common                                                              Unlimited
  Preferred                                                           Unlimited
                                                                  =============

STATEMENT OF OPERATIONS (UNAUDITED)
For the Period November 16, 2001 (commencement of operations) through November 30, 2001

INVESTMENT INCOME                                                   $    18,791
                                                                    -----------
EXPENSES
Management fees                                                          10,251
Shareholders' servicing agent fees and expenses                             122
Custodian's fees and expenses                                               871
Trustees' fees and expenses                                                  49
Professional fees                                                           828
Shareholders' reports - printing and mailing expenses                     1,038
Stock exchange listing fees                                                  24
                                                                    -----------
Total expenses before expense reimbursement                              13,183
  Expense reimbursement                                                  (4,731)
                                                                    -----------
Net expenses                                                              8,452
                                                                    -----------
Net investment income                                                    10,339
                                                                    -----------

UNREALIZED GAIN FROM INVESTMENTS
Change in net unrealized appreciation of investments                     37,318
                                                                    -----------
Net gain from investments                                                37,318
                                                                    -----------
Net increase in net assets from operations                          $    47,657
                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
For the Period November 16, 2001 (commencement of operations) through November 30, 2001


OPERATIONS
Net investment income                                               $    10,339
Change in net unrealized appreciation of investments
                                                                         37,318
                                                                    -----------

Net increase in net assets from operations                               47,657
                                                                    -----------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of Common shares                              47,888,250
                                                                    -----------

Net increase in net assets                                           47,935,907
Net assets at the beginning of period                                   100,275
                                                                    -----------

Net assets at the end of period                                     $48,036,182
                                                                    ===========

Balance of undistributed net investment income at
  the end of period                                                 $    10,339
                                                                    ===========

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Fund covered in this report and its corresponding American Stock Exchange symbol is Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO) (the "Fund").

The Fund seeks to provide current income exempt from regular federal and North Carolina income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of North Carolina. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2001, the Fund had outstanding when-issued and delayed delivery purchase commitments of $8,356,453.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts for financial reporting purposes.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and North Carolina income tax, to retain such tax-exempt status when distributed to shareholders of the Fund.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period November 16, 2001 (commencement of operations) through November 30, 2001.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Organization and Offering Costs
Nuveen Investments, a wholly owned subsidiary of The John Nuveen Company, has agreed to reimburse all organization expenses (approximately $11,500) and pay all offering costs (other than the sales load) that exceed $.03 per Common Share. The Fund's share of offering costs ($100,500) were recorded as a reduction of the proceeds from the sale of shares.

2. FUND SHARES
The Fund sold 3,350,000 Common Shares during the period November 16, 2001 (commencement of operations) through November 30, 2001.

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the period November 16, 2001 (commencement of operations) through November 30, 2001, were as follows:

--------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities           $ 20,132,817
  Short-term municipal securities                    --
Sales and maturities:
  Long-term municipal securities                     --
  Short-term municipal securities                    --
                                           ============
--------------------------------------------------------------------------------


At November 30, 2001, the cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

4. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2001, were as follows:


------------------------------------------------------------------------------------------------------
Gross unrealized:

  appreciation                               $    79,128

  depreciation                                   (41,810)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation                  $    37,318
======================================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                                       MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------
For the first $125 million                                                         .6500%
For the next $125 million                                                          .6375
For the next $250 million                                                          .6250
For the next $500 million                                                          .6125
For the next $1 billion                                                            .6000
For net assets over $2 billion                                                     .5750
======================================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

For the first ten years of the Fund's operation, the Adviser has agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods set forth below:

                                  PERCENTAGE                                       PERCENTAGE
                                  REIMBURSED                                       REIMBURSED
                               (AS A PERCENTAGE                                 (AS A PERCENTAGE
YEAR ENDING                     OF AVERAGE DAILY         YEAR ENDING             OF AVERAGE DAILY
NOVEMBER 30,                      NET ASSETS)            NOVEMBER 30,               NET ASSETS)
------------                   -----------------         ------------           -----------------
2001*........................     .30%                   2007 ................    .25%
2002 ........................     .30                    2008 ................    .20
2003 ........................     .30                    2009 ................    .15
2004 ........................     .30                    2010 ................    .10
2005 ........................     .30                    2011 ................    .05
2006 ........................     .30

---------------
* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

                              FINANCIAL HIGHLIGHTS

     Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on November 16, 2001 until November 30, 2001. Since the Fund was recently organized and commenced operations on November 16, 2001, the table covers approximately two weeks of operations, during which a substantial portion of the Fund's assets were held in cash pending investment in municipal bonds that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performances.

                                                               (UNAUDITED)
                                                                (NOV. 16-
                                                              NOV. 30, 2001)
                                                              --------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period......................     $  14.33
                                                                 --------
     Net Investment Income..................................           --
     Net Gains on Securities (Unrealized)...................          .01
                                                                 --------
          Total from Investment Operations..................          .01
                                                                 --------
  Offering Costs............................................         (.03)
                                                                 --------
  Net Asset Value, End of Period............................     $  14.31
                                                                 ========
  Per Share Market Value, End of Period.....................     $  15.05
  Total Return on Net Asset Value...........................         (.14)%
  Total Investment Return on Market Value...................          .33%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (In Thousands)..................     $ 48,036
  Ratio of Expenses to Average Net Assets Before
     Reimbursement..........................................          .84%*
  Ratio of Net Investment Income to Average Net Assets
     Before Reimbursement...................................          .36%*
  Ratio of Expenses to Average Net Assets After
     Reimbursement..........................................          .54%*
  Ratio of Net Investment Income to Average Net Assets After
     Reimbursement..........................................          .66%*
  Portfolio Turnover Rate...................................           --%

------------
* Annualized